EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nick Stork, Chief Executive Officer of Archaea Energy Inc. (the “Company”), hereby certify that, to my knowledge:
(1)    Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ARCHAEA ENERGY INC.
Date: December 29, 2021	By:	/s/ Nicholas Stork
Nicholas Stork
Chief Executive Officer
(Principal Executive Officer)